UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38634	85-4306526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100, Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8881

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market
Warrants to purchase one share of Common Stock	RVPHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2021, Reviva Pharmaceuticals Holdings, Inc. (the “Company”) entered into an employment letter with Marc Cantillon, the Company’s Chief Medical Officer (the “2021 Employment Letter”). The 2021 Employment Letter supersedes a letter agreement, dated December 12, 2012, that Dr. Cantillon entered into with Reviva Pharmaceuticals, Inc., the Company’s wholly owned subsidiary, prior to the closing of the December 14, 2020 business combination (the “Business Combination”) with Tenzing Acquisition Corp., a British Virgin Islands exempted company, as amended by certain pre-Business Combination letter agreements pursuant to which Dr. Cantillon agreed to certain reductions in his base annual salary.

The 2021 Employment Letter provides for Dr. Cantillon to continue to serve as the Company’s Chief Medical Officer reporting to the Company’s Chief Executive Officer or its board of directors and provides for an annual base salary of $385,000, retroactive to December 15, 2020 (the day following the Business Combination). Under the 2021 Employment Letter, Dr. Cantillon is eligible for annual bonuses in the discretion of the Company’s board of directors, but will receive a bonus for 2021 equal to 30% of his 2021 base salary. To receive any bonus, Dr. Cantillon must be employed by the Company at the time of payment. Dr. Cantillon may also receive, in the discretion of the Company’s board of directors, equity awards under the Company’s 2020 Equity Incentive Plan or any other equity incentive plan that the Company may adopt in the future.

Pursuant to the 2021 Employment Letter, Dr. Cantillon’s employment with the Company will continue to be at-will. The 2021 Employment Letter also contains customary confidentiality and assignment of inventions provisions.

The foregoing is a summary of the material terms of the 2021 Employment Letter and does not purport to be complete. A form of the 2021 Employment Letter is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
10.1	Employment Letter, dated as of April 14, 2021, by and between Marc Cantillon and Reviva Pharmaceuticals Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

REVIVA PHARMACEUTICALS HOLDINGS, INC.

Dated: April 15, 2021	By:	/s/ Laxminarayan Bhat
	Name: Title:	Laxminarayan Bhat Chief Executive Officer